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               FIRST COMBINED AMENDMENT TO THE PPO AGREEMENTS
                     EACH DATED OCTOBER 1, 1990, BETWEEN
                       AFFORDABLE HEALTH CARE CONCEPTS
                                     AND
         NATIONAL ASSOCIATION OF LETTER CARRIERS HEALTH BENEFIT PLAN

THIS AGREEMENT is entered into as of this first day of April, 1994, between AFFORDABLE Health Care Concepts (hereinafter called "AFFORDABLE"), and National Association of Letter Carriers Health Benefit Plan (hereinafter referred to as "PLAN").

                                 WITNESSETH

WHEREAS, AFFORDABLE and COMPANY have previously entered into a certain PPO AGREEMENT, dated October 1, 1990, which provides for provider negotiation (PPO development and management) services to be rendered to PLAN for group, non-group and staff,

WHEREAS, AFFORDABLE and COMPANY have previously entered into a certain PPO AGREEMENT, dated October 1, 1990, which provides for provider negotiation (PPO development and management) services to be rendered to PLAN for non-group and staff only,

WHEREAS, AFFORDABLE and PLAN desire to amend each PPO AGREEMENT in the manner set out herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A. Effective April 1, 1994 through December 31, 1994, the following provision is hereby added to the Appendix A of each PPO AGREEMENT:

      For electronic hospital claims submitted to COMPANY, PLAN will pay COMPANY $.42 per transaction. PLAN agrees to electronically source all claims initially received by PLAN and forward such claims electronically to COMPANY.

B. The parties hereby ratify and affirm each PPO AGREEMENT and agree that it is in full force and effect and valid except as amended herein. This Amendment shall prevail over any conflict with the PPO AGREEMENT. In all respects the PPO AGREEMENT shall be construed and interpreted to include all of the terms of this Amendment as if the same were set out therein. The execution and delivery of this Amendment by the undersigned has been duly authorized by all necessary corporate action.


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IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Amendment as of the day and year first above written.


National Association of Letter        AFFORDABLE Health Care Concepts
Carriers Health Benefit Plan.

By:   Harry D. Boteler                By:   James C. Smith
   ---------------------------           -----------------------------
                                          Authorized Signatory, as
Title:  Administrator                     President HealthCare
      ------------------------            COMPARE Corp.

Date:    5/10/94                      Date:    5/25/94
     -------------------------             ---------------------------